SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of
2002-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National
Association,   as  Trustee,   and  JPMorgan Chase Bank,  as  Certificate
Administrator.   On   April 25, 2002  distributions   were   made   to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  April 30, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         April 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  April 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       50,000,000.00      49,359,520.22      879,339.68   96,417.63      975,757.31     0.00            0.00       48,480,180.54
A2A      117,592,000.00     115,997,093.90    2,189,708.81  223,591.24    2,413,300.05     0.00            0.00      113,807,385.09
A2B       20,751,000.00      20,573,788.21      243,300.98   42,489.85      285,790.83     0.00            0.00       20,330,487.23
M1        15,891,000.00      15,891,000.00            0.00   38,288.55       38,288.55     0.00            0.00       15,891,000.00
M2        12,950,000.00      12,950,000.00            0.00   36,774.21       36,774.21     0.00            0.00       12,950,000.00
B1         7,063,000.00       7,063,000.00            0.00   24,007.45       24,007.45     0.00            0.00        7,063,000.00
B2         8,240,000.00       8,240,000.00            0.00   40,771.31       40,771.31     0.00            0.00        8,240,000.00
N         12,900,000.00      12,087,073.42      748,482.20   96,192.96      844,675.16     0.00            0.00       11,338,591.22
R                  0.00               0.00            0.00        0.00            0.00     0.00            0.00                0.00
TOTALS   245,387,000.00     242,161,475.75    4,060,831.67  598,533.20    4,659,364.87     0.00            0.00      238,100,644.08

AIO       73,130,000.00      73,130,000.00            0.00  535,916.91      535,916.91     0.00            0.00       73,130,000.00
X        235,429,185.40     233,017,267.14            0.00        0.00            0.00     0.00            0.00      229,704,917.68

---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                           ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A      12489WEG5      987.19040440    17.58679360     1.92835260    19.51514620     969.60361080        A1A          2.270000 %
A2A      12489WEN0      986.43695064    18.62123963     1.90141540    20.52265503     967.81571102        A2A          2.240000 %
A2B      12489WEP5      991.46008433    11.72478338     2.04760493    13.77238832     979.73530095        A2B          2.400000 %
M1       12489WEJ9    1,000.00000000     0.00000000     2.40944874     2.40944874   1,000.00000000        M1           2.800000 %
M2       12489WEK6    1,000.00000000     0.00000000     2.83970734     2.83970734   1,000.00000000        M2           3.300000 %
B1       12489WEL4    1,000.00000000     0.00000000     3.39904432     3.39904432   1,000.00000000        B1           3.950000 %
B2       12489WEM2    1,000.00000000     0.00000000     4.94797451     4.94797451   1,000.00000000        B2           5.750000 %
N        N/A            936.98243566    58.02187597     7.45681860    65.47869457     878.96055969        N            9.550000 %
TOTALS                  986.85535807    16.54868298     2.43913981    18.98782279     970.30667509

AIO      12489WEH3    1,000.00000000     0.00000000     7.32827718     7.32827718   1,000.00000000        AIO          8.800000 %
X        N/A            989.75522828     0.00000000     0.00000000     0.00000000     975.68581945        X            0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                            450 West 33rd Street, 14 floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   April 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  807,403.59
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          807,403.59
Sec. 4.06(iii) Extra Principal Distribution Amount                        0.01

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             97,172.12
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             18,150.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                18,150.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                   77,439,209.98
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  152,265,707.70

Sec. 4.06(vii) Total Beginning Number of Loans                          2,541.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                  1,076.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                  1,465.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,508.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,066.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,442.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             10.11%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.11%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.96%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 269.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 335.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
-----------------------------
Category                Number          Principal  Balance     Percentage

1 Month                   96            7,040,530.40                  9.09 %
2 Month                   70            4,431,180.37                  5.72 %
3 Month                  231           14,643,985.29                 18.91 %
Total                    397           26,115,696.06                 33.72 %

 Group 2
-----------------------------
Category                Number              Principal  Balance     Percentage
1 Month                   126           13,697,285.46                  9.00 %
2 Month                    51            5,530,002.89                  3.63 %
3 Month                   124           12,322,931.14                  8.09 %
 Total                    301           31,550,219.49                 20.72 %

 Group Totals
-----------------------------
Category                Number              Principal  Balance     Percentage
1 Month                   222           20,737,815.86                  9.03 %
2 Month                   121            9,961,183.26                  4.34 %
3 Month                   355           26,966,916.43                 11.74 %
 Total                    698           57,665,915.55                 25.11 %


Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   April 25, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
     8                562,101.14                 0.73 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
     8                907,981.26                 0.60 %


Group Totals
--------------
 Number                Principal  Balance     Percentage
    16              1,470,082.40                 0.64 %





Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
   200             12,009,712.46                15.51 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
   76              7,192,926.71                 4.72 %


Group Totals
--------------
 Number               Principal  Balance     Percentage
  276             19,202,639.17                 8.36 %




Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %

 Group 2
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %

Group Totals
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %


Sec. 4.06(x) Reperforming Loans                                 322.00
Sec. 4.06(x) Reperforming Loan Balances                         21,822,628.76

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                   777,149.98
Principal Prepayments Group 2                                  2,346,690.02

Sec. 4.06(xii) Prepayment Penalties/Premiums                    55,421.58

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                             0.00
Current Realized Losses Incurred in Group 2                             0.00
Cummulative Realized Losses Incurred in Group 1                         0.00
Cummulative  Realized Losses Incurred in Group 2                        0.00


                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                         716.34

Class A1A Interest Accrual Relief Act Reduction                        66.52
Class A2A Interest Accrual Relief Act Reduction                       154.27
Class A2B Interest Accrual Relief Act Reduction                        29.32
Class AIO Interest Accrual Relief Act Reduction                       369.75
Class M1  Interest Accrual Relief Act Reduction                        26.42
Class M2  Interest Accrual Relief Act Reduction                        25.37
Class B1  Interest Accrual Relief Act Reduction                        16.56
Class B2  Interest Accrual Relief Act Reduction                        28.13
Total Class Interest Accrual Relief Act Reduction                     716.34


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,747.63

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         5,159,757.83
Interest Remittance Amount                              1,847,408.37
Principal Remittance Amount                             3,312,349.46

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

